EXHIBIT 99.1


                              In re: FN ESTATE, INC.
                                    Debtors.

                                Case No. 03-23143

                         Reporting Period: October, 2004




            Privileged and Confidential Information may be Included


                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                             Reporting Period: October, 2004

                                                      FN Estate, Inc.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals                                                                X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period                                        X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable                                                           X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                    -------------------------------------
Signature of Debtor                                                                            Date

---------------------------------------------------------------------------                    -------------------------------------
Signature of Joint Debtor                                                                      Date

/s/ R. Barry Borden                                                                            February 18, 2005
---------------------------------------------------------------------------                    -------------------------------------
Signature of Authorized Individual*                                                            Date

R. Barry Borden                                                                                Chairman and President
---------------------------------------------------------------------------                    -------------------------------------
Printed Name of Authorized Individual                                                          Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                         Reporting Period: October, 2004


                                  FN Estate, Inc.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
--------------------------------------------------------------------------------
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   3,830,782     $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
Collection of Accounts Receivable                       6,427       12,588,630
Asset Sale Proceeds (Net)                                  --        6,512,269
Other                                                  15,369        6,821,778
--------------------------------------------------------------------------------
   TOTAL RECEIPTS                                      21,796       25,922,677
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                           19,591        5,559,051
Travel and Entertainment                                1,271           86,218
Insurance                                                  --          220,780
Utilities                                                  --        9,633,543
Occupancy                                               6,976          733,534
Other                                                      --              537
G&A                                                   192,910        6,995,693
--------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                220,748       23,229,356
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET CASH FLOW                                     (198,953)       2,693,322
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   3,631,829     $  3,631,829
--------------------------------------------------------------------------------

* Ending Cash includes $314,387.85 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                    220,748
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts                        14,833
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                         205,915
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                                             Case No. 03-23143
Debtors.                                                                                             Reporting Period: October, 2004

                                                      FN ESTATE, INC.
                                                   BANK RECONCILIATION
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                   WACHOVIA       WACHOVIA
                   OPERATING      CREDIT     SILICON                   CORP                      JANNEY       PETTY
                   DIP            CARD       VALLEY      HSBC *        DEBIT        HUDSON      MONTGOMERY     CASH       TOTAL
                   -----------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $2,706,276.62  $    --    $3,462.98   $314,387.85   $  259.79   $     --     $606,926.55  $515.59  $3,631,829.38

BANK BALANCE       $2,719,519.62  $    --    $3,462.98   $314,387.85   $  259.79   $     --     $606,926.55  $515.59  $3,645,072.38
 Plus:
  Deposits
   In Transit                                                                                                                    --
 Less: Outstanding
  Checks              (13,243.00)                                                                                        (13,243.00)

 Other: Adjustment                                                                                                               --
                   -----------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $2,706,276.62  $    --    $3,462.98   $314,387.85   $  259.79   $     --     $606,926.55  $515.59  $3,631,829.38
                   =================================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.
** Hudson Bank account was closed 10-19-04.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               Page 4


                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143

Debtors.                                                                                             Reporting Period: October, 2004

                                                           FN Estate, Inc.
                                             Disbursements for Period 10/1/04 to 10/31/04

TRX DATE   JRNL NO.   ORIG. AUDIT TRAIL     TRANSACTION                REFERENCE                        NAME               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 10/1/2004   476,143 CMTRX00003053       ACH              Payroll fees                      ADP                            $ 486.57
 10/4/2004   476,144 CMXFR00000252       Transfer Out     Transfer to Wachovia cc           Transfer To: CREDIT CARD           5.00
 10/5/2004   476,153 CMTRX00003056       ACH              Payroll check date 10-07-04       APD                            6,673.96
 10/7/2004   476,157 CMTRX00003057       ACH              Payroll Taxes check date 10/7/04  ADP                            2,471.33
 10/8/2004   476,171 PMCHK00001442       Check            38045                             Integrity Personnel            1,343.63
 10/8/2004   476,172 PMCHK00001442       Check            38046                             LMA GROUP, INC                 3,164.90
 10/8/2004   476,173 PMCHK00001442       Check            38047                             Stock Trans                      450.00
10/12/2004   476,181 CMTRX00003062       Debit            Sept04 Bank serv charges          Wachovia                          60.03
10/13/2004   476,187 PMCHK00001443       Check            38048                             Susquehanna Chestnut Partners  5,034.41
10/13/2004   476,188 PMCHK00001443       Check            38049                             Integrity Personnel            1,189.45
10/13/2004   476,189 PMCHK00001443       Check            38050                             Storage USA                      441.83
10/13/2004   476,190 PMTRX00002398       ACH              APR04-JU04 FEE WIRED              SCHNADER HARRISON SEGAL      165,862.02
10/13/2004   476,191 PMTRX00002399       ACH              ATTORNEY FEE                      Midtown Rochester, LLC         1,500.00
10/15/2004   476,192 CMTRX00003063       ACH              Payroll fees                      ADP                              251.92
10/18/2004   476,203 PMVPY00001015       VOID Check       35614                             Mark Drotar                     (119.00)
10/18/2004   476,204 PMVPY00001016       VOID Check       35416                             DIANE HOADLEY                    (39.80)
10/18/2004   476,205 PMVPY00001017       VOID Check       36617                             James LaDuca                    (127.50)
10/18/2004   476,208 PMCHK00001444       Check            38053                             U.S. TRUSTEE                   5,000.00
10/18/2004   476,209 PMCHK00001444       Check            38054                             Mark Drotar                      119.00
10/18/2004   476,210 PMCHK00001444       Check            38055                             DIANE HOADLEY                     39.80
10/18/2004   476,211 PMCHK00001444       Check            38056                             James LaDuca                     127.50
10/19/2004   476,227 CMTRX00003064       ACH              Payroll check date 10-21-04       ADP                            6,674.00
10/21/2004   476,228 CMTRX00003065       ACH              Payroll taxes 10-21-04            ADP                            2,471.29
10/22/2004   476,229 CMTRX00003066       ACH              Payroll fees                      ADP                               75.00
10/26/2004   476,239 CMTRX00003067       Transfer to
                                          Wachovia        Close Hudson Account             Hudson Bank                    14,833.27
10/28/2004   476,258 PMCHK00001445       Check            38057                            Dun & Bradstreet                  428.54
10/28/2004   476,259 PMCHK00001445       Check            38058                            Integrity Personnel             1,448.88
10/28/2004   476,260 PMCHK00001445       Check            38059                            Patricia Bose                     155.27
10/29/2004   476,263 CMTRX00003069       ACH              Payroll fees                     ADP                               486.57
Various                                                   Bank Service Charges                                               240.44

Total Disbursements                                                                                                     $ 220,748.31

                                                                   Page 5

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period: October, 2004

                                  FN Estate, Inc.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                      CUMULATIVE
                                                      OCTOBER     FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $         --    $ 14,881,095
Cost of Sales                                               400      10,999,884
                                                   -----------------------------
  GROSS MARGIN                                     $       (400)   $  3,881,210

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,435
  G&A Payroll Expenses                                   29,817       3,998,940
  Occupancy Expenses                                      2,895         428,857
  Bankruptcy Expenses                                    95,764       3,198,695
  General and Administrative Expenses                    (7,468)      3,673,368
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    121,007   $  14,826,991
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $   (121,407)  $ (10,945,781)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --   $   3,720,371
  Interest Income                                         2,427         (22,678)
  Other                                                      47      (6,227,897)
  Impairment/Restructuring Charges                           --      17,053,482
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $      2,474  $   14,523,278

                                                   -----------------------------
NET INCOME INCLUDING REORGANIZATION ITEMS          $   (118,933)  $   3,577,498
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $     95,764   $   3,187,445
U.S. Trustee Quarterly Fee                                   --          14,500
Interest Earned on Accumulated Cash from Ch. 11              --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $     95,764   $   3,201,945

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                         Reporting Period: October, 2004

                                  FN Estate, Inc.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                    OF CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  3,317,442
  Restricted Cash                                                       314,388

  Accounts Receivable                                                 3,084,687
  Less: Allowance for doubtful accounts                               2,498,870
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                             585,817

  Prepaid and Other Current Assets                                      222,042

  Notes and Other Receivables - US Lec                                  133,853

  Property and Equipment, net                                               850
  Other Assets                                                          909,809
                                                                   -------------
    TOTAL ASSETS                                                   $  5,484,201
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    551,233
  Other Accrued Liabilities                                           2,820,352
  Deferred Revenue                                                      672,053
                                                                   -------------
                                                                      4,043,638

  Other Liabilities                                                      13,662
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    4,057,300

    DUE TO RELATED COMPANIES                                         12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                           84,116
  Priority Debt                                                         280,877
  Unsecured Debt                                                     15,843,764
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   16,208,758

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (103,801,524)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (26,870,072)

                                                                   -------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $  5,484,201
================================================================================

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                                                     Case No. 03-23143
Debtors.                                                                     Reporting Period: October, 2004

                                            FN Estate, Inc.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-------------------------------------------------------------------------------------------------------------
                          BEGINNING     AMOUNT
                             TAX       WITHHELD       AMOUNT                         CHECK NO.   ENDING TAX
                          LIABILITY   OR ACCRUED       PAID        DATE PAID         OR EFT      LIABILITY
-------------------------------------------------------------------------------------------------------------
FEDERAL
=============================================================================================================
Withholding              $       --   $  2,945.28   $  2,945.28   10/7, 10/21/04     EFT          $       --
FICA - Employee                  --        632.25        632.25   10/7, 10/21/04     EFT                  --
FICA - Employer            4,388.81      1,292.87        632.26   10/7, 10/21/04     EFT            5,049.42
Unemployment                     --                          --                                           --
Income                           --                                                                       --
Other:                           --                                                                       --
-------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES   $ 4,388.81   $  4,870.40   $  4,209.79                                   $ 5,049.42
=============================================================================================================
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------
Withholding              $       --   $    716.98   $    716.98   10/7, 10/21/04     EFT          $       --
Sales                       (304.76)           --            --                                      (304.76)
Excise                           --                                                                       --
Unemployment and
  Disability                     --         15.85         15.85   10/7, 10/21/04     EFT                  --
Real Property                    --                                                                       --
Personal Property                --                                                                       --
Other: OPT                       --                                                                       --
       State Corp                --                                                                       --
       Local                     --                                                                       --
-------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL $  (304.76)  $    732.83    $   732.83                                   $  (304.76)
-------------------------------------------------------------------------------------------------------------
TOTAL TAXES              $ 4,084.05   $  5,603.23    $ 4,942.62                                   $ 4,744.66
=============================================================================================================


                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                  0-30         31-60         61-90      OVER 90      TOTAL
---------------------------------------------------------------------------------------------------------------

Accounts Payable                              $ 15,633.65   $ 18,477.00   $ 99,141.00  $350,007.19  $483,258.84
Wages Payable                                   68,047.43                                             68,047.43
Taxes Payable                                    4,744.66                                              4,744.66
Rent/Leases - Building                                 --            --            --     3,137.96     3,137.96
Rent/Leases - Equipment                                --            --            --    45,647.92    45,647.92
Secured Debt/Adequate Protection Payments                                                                    --
Professional Fees                                                    --            --    19,188.69    19,188.69
Amounts Due to Insiders *                                                                                    --
Other:                                                                                                       --
Other:                                                                                                       --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $ 88,425.74   $ 18,477.00   $ 99,141.00  $417,981.76  $624,025.50
================================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                                            Page 8

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                             Reporting Period: October, 2004

                                                           FN Estate, Inc
                                    POST-PETITION ACCOUNTS PAYABLE AGING AS OF OCTOBER 31, 2004
                                                                                               31 to    61 to       91 to
     Vendor ID                  Name            Class ID       Type        Balance   Current     60       90         120    Over 120
------------------------------------------------------------------------------------------------------------------------------------
DFS-001-5684657   DELL FINANCIAL SERVICES       NET 30   LEASE-EQUIP      5,571.17    0.00       0.00      0.00      0.00   5,571.17
FOREFINANCIAL     Fore Financial Services       NO TERMS LEASE-EQUIP     34,403.35    0.00       0.00      0.00      0.00  34,403.35
GE90132782128     GE CAPITAL                    NET 30   LEASE-EQUIP      2,452.80    0.00       0.00      0.00      0.00   2,452.80
GECAPITAL-NR      GE Capital                    NO TERMS LEASE-EQUIP      1,293.85    0.00       0.00      0.00      0.00   1,293.85
TOSHIBA90132782   TOSHIBA AMERICA INFO SYS INC. NET 45   LEASE-EQUIP        928.56    0.00       0.00      0.00      0.00     928.56
TOSHIBA90132065   Toshiba America Information   NET 30   LEASE-EQUIP         81.70    0.00       0.00      0.00      0.00      81.70
TOSHIBA90132154   Toshiba America Information   NET 30   LEASE-EQUIP        916.49    0.00       0.00      0.00      0.00     916.49
                                                                       -------------------------------------------------------------
                                                                         45,647.92    0.00       0.00      0.00      0.00  45,647.92

GATEWAY-SL        Gateway Realty New Jersey LLC NET 30   LEASE-R.E.       2,250.00    0.00       0.00      0.00      0.00   2,250.00
GOSNELL PROP-NA   Gosnell Properties, Inc.      NET 30   LEASE-R.E.         260.58    0.00       0.00      0.00      0.00     260.58
BRIDGEWATER       Bridgewater Place, L.L.C.     NET 30   LEASE-RESTRUC      335.04    0.00       0.00      0.00      0.00     335.04
STATETOWER        State Tower of Syracuse Asso  NET 30   LEASE-RESTRUC       32.34    0.00       0.00      0.00      0.00      32.34
RALPHPARKING      Ralph Parking Company         NET 30   LEASE-TOWER        135.00    0.00       0.00      0.00      0.00     135.00
WILDER            WILDER 4 CORNERS ASSOCIATES   NET 30   LEASE-TOWER        125.00    0.00       0.00      0.00      0.00     125.00
                                                                       -------------------------------------------------------------
                                                                          3,137.96    0.00       0.00      0.00      0.00   3,137.96

COZEN & OCONNOR   Cozen & OConnor               NO TERMS PROF             3,479.02    0.00   3,479.02      0.00      0.00       0.00
J B EDWARDS FIN   J B Edwards Financial                  PROF               709.67    0.00       0.00      0.00      0.00     709.67
RSM MCGLADREY     RSM McGladrey, Inc.           NET 30   PROF            15,000.00    0.00       0.00      0.00      0.00  15,000.00
                                                                       -------------------------------------------------------------
                                                                         19,188.69    0.00   3,479.02      0.00      0.00  15,709.67

ADELP5310000014   Adelphia Business Solutions   NET 45   TELCO              955.21    0.00       0.00      0.00      0.00     955.21
ADELP5330000030   Adelphia Business Solutions   NET 45   TELCO            3,727.14    0.00       0.00      0.00      0.00   3,727.14
ATT6109540488     AT&T                          MAIN     TELCO               35.40    0.00       0.00      0.00      0.00      35.40
ATT8001-990-874   AT&T                          NET 45   TELCO           47,941.47    0.00       0.00      0.00      0.00  47,941.47
ATT80020301505    AT&T                          NET 45   TELCO            6,190.55    0.00       0.00      0.00      0.00   6,190.55
ATT 2448-NA       AT&T DO NOT USE               NET 45   TELCO           22,467.01    0.00       0.00      0.00      0.00  22,467.01
CONESTOGATELECO   Conestoga Tel. & Tel. Co.     NET 45   TELCO              410.49    0.00       0.00      0.00      0.00     410.49
CTSI7170846610    CTSI                          NET 45   TELCO            1,870.38    0.00       0.00      0.00      0.00   1,870.38
ADELPH526000018   PECO ADELPHIA                 NET 45   TELCO              316.22    0.00       0.00      0.00      0.00     316.22
PECO5260000035    Peco Adelphia Communications  NET 45   TELCO              845.71    0.00       0.00      0.00      0.00     845.71
PECO5320000002    Peco/Hyperion-Allentown       NET 45   TELCO           19,877.17    0.00       0.00      0.00      0.00  19,877.17
SPRINT            Sprint                        MAIN     TELCO              365.36    0.00       0.00      0.00      0.00     365.36
TELCOV521000018   TELCOVE                       NET 45   TELCO              198.60    0.00       0.00      0.00      0.00     198.60
VERIZON315S2907   VERIZON                       NET 45   TELCO           60,746.13    0.00       0.00      0.00      0.00  60,746.13
VERIZON61061409   VERIZON                       NET 30   TELCO               72.14    0.00       0.00      0.00      0.00      72.14
VERIZON61080703   VERIZON                       NET 30   TELCO              957.92    0.00       0.00      0.00      0.00     957.92
VERIZON61080709   VERIZON                       NO TERMS TELCO              995.53    0.00       0.00      0.00      0.00     995.53
VERIZON84545251   VERIZON                       NET 30   TELCO               (4.37)  (4.37)      0.00      0.00      0.00       0.00
WORLDCOM7000252   WorldCom                      NET 45   TELCO           17,474.69    0.00       0.00      0.00      0.00  17,474.69
                                                                       -------------------------------------------------------------
                                                                        185,442.75   (4.37)      0.00      0.00      0.00 185,447.12

MURDOCH B - BOD   Britt Murdoch                 NO TERMS                  1,250.00    0.00       0.00      0.00      0.00   1,250.00
CITY OF GRAND R   City of Grand Rapids          NET 30                      988.66    0.00       0.00      0.00      0.00     988.66
BARZLINDAK-CR     Linda Barz                    NO TERMS                     23.90    0.00       0.00      0.00      0.00      23.90
MERCANTEC         Mercantec, Inc.               MAIN                      8,381.25    0.00       0.00      0.00      0.00   8,381.25
PECOENERGY-NR     Peco Energy                   NO TERMS                  1,652.58    0.00       0.00      0.00      0.00   1,652.58
UGI519391743534   UGI Utilities Inc             NO TERMS                    694.70    0.00       0.00      0.00      0.00     694.70
UAS-NA            Universal Atlantic Systems,   NET 30                       31.00    0.00       0.00      0.00      0.00      31.00
USLEC             US LEC                                                254,158.00    0.00  12,159.00 18,477.00 99,141.00 155,017.00
                                                                       -------------------------------------------------------------
                                                                        297,816.09    0.00  12,159.00 18,477.00 99,141.00 168,039.09

                                                                       -------------------------------------------------------------
Totals                                                                  551,233.41   (4.37) 15,638.02 18,477.00 99,141.00 417,981.76
====================================================================================================================================

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period: October, 2004

                                  FN Estate, Inc.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,091,114
+ Amounts billed during the period                                           --
- Amounts collected during the period                                    (6,427)
+ Adjustments (Credit Memos, Debit Memos, journal entries)
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,084,687
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $     2,969
31 - 60 days old                                                         47,217
61 - 90 days old                                                          2,559
91+ days old                                                          3,031,942
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,084,687
Amount considered uncollectable (Bad Debt)                           (2,498,870)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $   585,817
------------------------------------------------------------------  ------------


                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

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